UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-01090

THE JAPAN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2007 – September 30, 2008

Item 1.	Reports to Stockholders.

THE JAPAN FUND, INC.

Annual Report

September 30, 2008

Class S Shares

Contents

1	Letter from the Chairman
2	Performance Summary
4	Management’s Discussion of Fund Performance
7	Summary of Investments
8	Top Ten Holdings
9	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Directors and Officers
39	Other Information
40	Shareholder Voting Results
42	Disclosure of Fund Expenses
44	Approval of Investment Advisory Agreements

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity Management & Research Company (“FMR”), the advisor of The Japan Fund, Inc. (the “Fund”), or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The Fund is not a bank.

Letter from the Chairman

      William L. Givens

Dear Shareholders:

As you will note in “Management’s Discussion of Fund Performance”, this has been a difficult year for the world economy, the Japanese stock market, and The Japan Fund. Our view is that, in addition to the current recessionary difficulties, we have also entered a longer period of global restructuring in which a number of industries, including financial services, will be re-aligning themselves to adapt to a global market environment.

Partly in anticipation of this change, we have re-positioned

The Japan Fund during 2008, with the approval of our shareholders. We have formed a new strategic alliance with Nomura Asset Management Company of Japan, in which Nomura will manage our assets and assist in the marketing of your Fund. We believe Nomura is well-positioned to emerge from the globalization process as a strong competitor in the world marketplace, and to manage and grow our assets well into the future.

As always, we greatly appreciate your loyalty to The Japan Fund, and we look forward to serving you in the years ahead.

Sincerely,

/s/ William L. Givens

William L. Givens

Chairman of the Board

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, international investing involves risk of capital loss from unfavorable fluctuations in currency valuations, from differences in generally accepted accounting principles or from economic or political instability in other nations. The value of smaller, less well known issuers can perform differently from the market as a whole, can be less liquid, and can be more volatile than that of larger issuers. Securities focusing on a single country may be subject to higher volatility.

The information provided herein represents the opinion of the Fund’s management and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Foreside Fund Services, LLC served as the Fund’s distributor during the reporting period.

The Japan Fund, Inc.	|	1

Performance Summary (Unaudited)	September 30, 2008

Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year
The Japan Fund, Inc. — Class S	-26.35%	-5.40%	2.32%	7.03%
TOPIX†	-25.79%	-5.08%	3.49%	4.00%

Net Asset Value

Class S
9/30/08	$9.53
9/30/07	$12.94

Class S Lipper Rankings — Japanese Equity Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	47	23
3-Year	4	of	26	15
5-Year	7	of	23	30
10-Year	3	of	11	27

Source: Lipper, Inc.

Performance rankings are historical and do not guarantee future results.

Lipper, Inc. is a nationally recognized independent organization that ranks the performance of mutual funds. Funds are ranked (based on total return) as of the most recent month end as calculated by Lipper Analytical Services. Each fund is ranked within a universe of funds similar in investment objective. Lipper, Inc. fund performance does not reflect sales charges.

*	Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.

†	The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitilization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. TOPIX returns assume dividends are reinvested net of withholding tax and, unlike the Fund’s returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2	|	The Japan Fund, Inc.

Investing in funds involves risk including loss of principal. In addition to the normal risks associated with investing in funds, international investments may involve risk of capital loss from unfavorable accounting principles, foreign exchange rates or from economic or political instability in other nations. Funds focusing on single country may be subject to higher volatility. Funds may also invest in small sized companies which involve greater risk than is customarily associated with investing in more established companies. Please read this Fund’s prospectus for specific details regarding its investments and risks.

Performance and rankings are historical and do not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.43%. However, the advisor contractually agreed to waive a portion of its fees; otherwise, returns shown would have been lower. Shares held less than 6 months will be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.thejapanfund.com for the Fund’s most recent month end performance.

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

All performance is historical, assumes reinvestment of all dividend and capital gain distributions and is not indicative of future results.

The Japan Fund, Inc.	|	3

Management’s Discussion of Fund Performance

MARKET ENVIRONMENT

During the 12 months to September 30, 2008, the Japanese stock market, as measured by Topix, returned -25.8% in US dollar terms.

The Japanese market trended downwards for much of the period, hitting a near four-year low in September 2008. The uncertain outlook for the Japanese and other major economies, and increasing turmoil in the US financial sector, culminating in the collapse of Lehman Brothers and the rejection of a bailout plan by US policymakers, weighed on share prices. Meanwhile, Prime Minister Yasuo Fukuda’s abrupt resignation ignited fears of political instability. Over the review period, cyclical industries and financials suffered the sharpest declines, led by iron/steel, maritime transport and real estate. Defensive and domestic industries fared far better in comparison.

While the performance of large- and mid/small-cap stocks was largely comparable over the period as a whole, the escalation of the financial crisis in mid 2008 precipitated a period of outperformance for smaller companies, which are less exposed to the global cycle and currency movements. However, start-up markets fared particularly poorly, dropping to historical lows, as a series of corporate bankruptcies eroded investor sentiment.

Towards the end of the review period, many Japanese companies announced their fiscal 2008/09 first-quarter results. On an aggregate basis, Topix-listed firms (excluding financials) reported a 4.3% increase in sales and a 15.2% drop in recurring profits. The majority of companies left their full-year forecasts unchanged. However, the number of earnings downgrades far exceeded the number of upgrades.

According to data compiled by the Daiwa Institute of Research, Topix-listed companies achieved only 39% of their first-half recurring profit guidance, far below the historical average of 49%. Although a fallback in the price of raw materials was positive for corporate earnings, the fact that most sectors performed well below their historical averages suggested that the interim reporting season could presage a further spate of earnings downgrades.

Macroeconomic indicators underscored the fragile state of the economy and Japanese authorities effectively acknowledged that the country was in recession. According to revised data released by the Cabinet Office, real Gross Domestic Product (GDP) contracted by 0.7% in the April-June quarter, marking the first decline in a year, as slowing global growth took a toll on exports and production, and declining real wages and falling consumer confidence constrained consumption. Meanwhile, the rate of year-on-year growth slowed to 0.7% from 1.2% in the January-March quarter.

4	|	The Japan Fund, Inc.

In a bid to revitalize the economy, the ruling coalition compiled a package of stimulus measures aimed at easing the effects of rising energy and raw material prices on companies and households. However, the market reaction was muted and the plan was expected to have little effect on near-term growth.

FUND PERFORMANCE

Over the 12 months to September 30, 2008, the Fund returned -26.4%, underperforming the -25.8% return of the Tokyo Stock Exchange First Section. However, the Fund outperformed the -31.6% return of the Lipper Japan peer group (all figures quoted in US dollars).

A number of holdings in makers of electronic equipment and parts retreated amid heightened concerns about a deceleration in global growth and a stronger yen. Mitsubishi Electric, a maker of electrical equipment and infrastructure systems, and Ibiden, a leading producer of flip-chip packaging for microprocessor units and diesel particulate filters, were the top detractors during the period under review.

Meanwhile, the Fund’s underweight positions in power utilities, pharmaceuticals, transportation and defensive industries that had outperformed during a time of heightened uncertainty, and the Fund’s limited exposure to the banking sector, which fared better than the market average, also detracted from performance during the review period.

In contrast, holdings in the wholesale and metals industries ranked among the top contributors to performance. Rinnai, a mid-cap manufacturer of gas appliances and water heaters, benefited from rapid growth in demand for instantaneous water heaters, which are more energy efficient than conventional ones. Misumi, a distributor of factory automation parts, performed well, as its proprietary business model, which emphasises product diversity, fast delivery and small-lot supplies, enabled it to gain market share in Japan and overseas, and maintain earnings stability.

INVESTMENT APPROACH & PORTFOLIO POSITIONING

The Fund’s manager takes a bottom-up approach to stock selection that emphasizes in-depth analysis of individual companies. He looks for businesses with a strong competitive position within a growing market, placing particular stress on firms’ pricing and purchasing power. Their ability to increase market share and profit margins are major considerations. He also favors enterprises that have strong or improving free cash flows and those with a strong management team that focuses on raising shareholders’ returns. Above all, the manager searches for companies whose valuations appear reasonable when determining asset quality and potentially sustainable earnings growth.

The Japan Fund, Inc.	|	5

Management’s Discussion of Fund Performance
(concluded)

As of September 30, 2008, the Fund held large relative positions in the electrical machinery, machinery and securities sectors. In contrast, the Fund had less exposure than the benchmark to the banking, electric power/gas and pharmaceutical industries.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of FMR, the Fund’s advisor, or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any FMR managed fund.

Past performance is no guarantee of future results. For performance returns and other important information, please refer to the Performance Summary section of this Annual Report.

It is not possible to invest directly in an index. All indices represented are unmanaged. All indices include reinvestment of dividends and interest income unless otherwise noted.

For complete Fund holdings, please see the Schedule of Investments section of this Annual Report.

6	|	The Japan Fund, Inc.

Summary of Investments (Unaudited)	September 30, 2008

Asset Allocation	9/30/08
Equity Holdings	100%
Cash Equivalents	0%
100%

Sector Diversification (Excludes Cash Equivalents)	9/30/08
Industrials	36%
Information Technology	24%
Consumer Discretionary	17%
Financials	8%
Materials	6%
Consumer Staples	5%
Health Care	3%
Energy	1%
100%

Asset allocation and sector diversification are subject to change.

Percentages are based on total investments.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 9.

The Japan Fund, Inc.	|	7

Top Ten Holdings

(Unaudited)	September 30, 2008

Ten Largest Equity Holdings at September 30, 2008 (44.9% of Portfolio)

1. Hitachi Ltd.	6.1%
2. Mitsubishi Electric Corp.	6.0%
3. Daikin Industries Ltd.	5.5%
4. Mitsubishi Heavy Industries Ltd.	5.0%
5. MISUMI Group, Inc.	4.0%
6. Nomura Holdings, Inc.	4.0%
7. Rinnai Corp.	3.8%
8. Ajinomoto Co., Inc.	3.6%
9. Kubota Corp.	3.5%
10. Nidec Corp.	3.4%

Portfolio holdings are subject to change.

Percentages are based on total investments.

For more complete details about the Fund’s investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

8	|	The Japan Fund, Inc.

Schedule of Investments	as of September 30, 2008

	Shares	Value ($)
Common Stocks 98.5%
Consumer Discretionary 16.8%

Auto Components 1.2%
Bridgestone Corp.	49,800	933,912
Nissin Kogyo Co. Ltd.	53,000	699,068
Stanley Electric Co. Ltd.	83,600	1,221,788

		2,854,768

Automobiles 4.5%
Mazda Motor Corp.	894,000	3,621,483
Suzuki Motor Corp.	37,600	698,212
Toyota Motor Corp.	146,900	6,236,955

		10,556,650

Household Durables 3.7%
Rinnai Corp.	213,100	8,666,394

Internet and Catalog Retail 0.7%
Rakuten, Inc.	2,813	1,589,932

Leisure and Recreation 0.2%
Round One Corp.	425	339,026

Leisure Equipment and Products 4.3%
Namco Bandai Holdings, Inc.	211,800	2,300,294
Sega Sammy Holdings, Inc.	297,300	2,657,598
Shimano, Inc.	146,300	5,020,435

		9,978,327

Multiline Retail 0.8%
Takashimaya Co. Ltd.	223,000	1,946,386

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	|	9

Schedule of Investments

(continued)	as of September 30, 2008

	Shares	Value ($)
Consumer Discretionary (continued)

Specialty Retail 1.4%
ABC-Mart, Inc.	70,800	1,989,173
Shimachu Co. Ltd.	57,900	1,311,118

		3,300,291
Total Consumer Discretionary		39,231,774
Consumer Staples 4.9%

Food and Staples Retailing 0.8%
Aeon Co. Ltd.	179,800	1,826,634

Food Products 4.1%
Ajinomoto Co., Inc.	866,000	8,218,045
Nissin Foods Holdings Co. Ltd.	37,000	1,316,943

		9,534,988
Total Consumer Staples		11,361,622
Energy 0.6%

Oil, Gas and Consumable Fuels 0.6%
Nippon Oil Corp.	268,000	1,354,906
Financials 7.5%

Capital Markets 5.2%
Daiwa Securities Group, Inc.	405,000	2,902,247
Nomura Holdings, Inc.	711,100	9,177,141

		12,079,388

Commercial Banks 1.9%
Sumitomo Mitsui Financial Group, Inc.	313	1,960,906

The accompanying notes are an integral part of the financial statements.

10	|	The Japan Fund, Inc.

	Shares	Value ($)
Financials (continued)

Commercial Banks (continued)
The Sumitomo Trust & Banking Co. Ltd.	360,000	2,388,280

		4,349,186

Real Estate Investment Trusts (REITs) 0.4%
Nomura Real Estate Office Fund, Inc.	155	1,059,224
Total Financials		17,487,798
Health Care 2.7%

Health Care Equipment and Supplies 2.3%
Nihon Kohden Corp.	128,900	2,411,719
Terumo Corp.	56,500	2,909,704

		5,321,423

Pharmaceuticals 0.4%
Mitsubishi Tanabe Pharma Corp.	75,000	1,035,090
Total Health Care		6,356,513
Industrials 35.5%

Building Products 5.9%
Daikin Industries Ltd.	374,900	12,726,306
Nippon Sheet Glass Co. Ltd.	187,000	964,915

		13,691,221

Construction and Engineering 1.9%
Obayashi Corp.	578,000	2,949,483
Toda Corp.	362,000	1,450,902

		4,400,385

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	|	11

Schedule of Investments

(continued)	as of September 30, 2008

	Shares	Value ($)
Industrials (continued)

Electrical Equipment 7.4%
Fuji Electric Holdings Co. Ltd.	1,000,000	2,410,348
Mitsubishi Electric Corp.	2,038,000	13,732,551
Sumitomo Electric Industries Ltd.	106,000	1,152,707

		17,295,606

Machinery 11.9%
Kubota Corp.	1,277,000	8,044,571
Mitsubishi Heavy Industries Ltd.	2,653,000	11,466,901
Miura Co. Ltd.	189,400	4,145,039
NGK Insulators Ltd.	331,000	4,020,626

		27,677,137

Marine 0.6%
Iino Kaiun Kaisha Ltd.	72,200	575,366
Mitsui O.S.K. Lines Ltd.	98,000	848,037

		1,423,403

Road and Rail 0.4%
East Japan Railway Co.	128	954,181

Trading Companies and Distributors 7.4%
MISUMI Group, Inc.	537,700	9,245,436
Mitsubishi Corp.	145,900	3,036,144
Mitsui & Co. Ltd.	162,000	2,001,781
Sumitomo Corp.	325,700	3,034,878

		17,318,239
Total Industrials		82,760,172

The accompanying notes are an integral part of the financial statements.

12	|	The Japan Fund, Inc.

	Shares	Value ($)
Information Technology 24.3%

Electronic Equipment and Instruments 16.7%
FUJIFILM Holdings Corp.	105,400	2,731,529
Hitachi Ltd.	2,041,000	14,035,646
Keyence Corp.	3,700	735,955
Nidec Corp.	127,400	7,835,972
OMRON Corp.	39,500	606,775
Shimadzu Corp.	691,000	5,555,943
Yamatake Corp.	299,000	4,779,451
Yokogawa Electric Corp.	423,900	2,730,064

		39,011,335

Internet Software and Services 0.9%
eAccess Ltd.	3,726	2,102,103

IT Services 1.4%
IT Holdings Corp.*	134,900	1,968,960
Nihon Unisys Ltd.	93,300	1,166,345

		3,135,305

Office Electronics 2.1%
Canon, Inc.	132,500	4,953,788

Semiconductors and Semiconductor Equipment 3.2%
Tokyo Electron Ltd.	52,700	2,347,757
Tokyo Seimitsu Co. Ltd.	164,300	1,981,571
ULVAC, Inc.	111,400	3,108,398

		7,437,726
Total Information Technology		56,640,257

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	|	13

Schedule of Investments

(concluded)	as of September 30, 2008

	Shares	Value ($)
Materials 6.2%

Chemicals 2.0%
Mitsui Chemicals, Inc.	302,000	1,332,124
Nitto Denko Corp.	55,200	1,401,771
Sumitomo Bakelite Co. Ltd.	173,000	740,265
Tokuyama Corp.	212,000	1,229,617

		4,703,777

Metals and Mining 3.3%
Hitachi Metals Ltd.	533,000	6,341,982
Sumitomo Metal Mining Co. Ltd.	137,000	1,363,063

		7,705,045

Textiles, Apparel and Luxury Goods 0.9%
Mitsubishi Rayon Co. Ltd.	841,000	2,081,605
Total Materials		14,490,427
Total Common Stock		229,683,469
Total Investments 98.5% (Cost $258,059,120)		229,683,469

Percentages are based on net assets of $233,102,349.

* Non income-producing security.

The accompanying notes are an integral part of the financial statements.

14	|	The Japan Fund, Inc.

Statement of Assets & Liabilities

As of September 30, 2008
Assets
Investments in securities, at value (Cost $258,059,120)	$229,683,469
Foreign currency (Cost $2,562,897)	2,561,887
Receivable for investment securities sold	481,612
Receivable for Fund shares sold	40,309
Dividends and interest receivable	1,597,399
Prepaid expenses	59,179
Total Assets	234,423,855
Liabilities
Payable for investments purchased	583,609
Payable for Fund shares redeemed	70,651
Accrued investment advisory fee	118,731
Accrued distribution fee	29,469
Accrued directors’ fees	68,914
Other accrued expenses and payables	450,132
Total Liabilities	1,321,506
Net Assets	$233,102,349
Net assets consist of:
Paid-in capital	$287,878,437
Accumulated net investment income	521,633
Accumulated net realized loss on investments and foreign currency related transactions	(26,924,311)
Net unrealized appreciation (depreciation) on:
Investments	(28,375,651)
Foreign currency related translations	2,241
Net Assets	$233,102,349
Net Asset Value
Class S
Net Asset Value, offering and redemption price per share ($233,102,349 / 24,463,849 shares of capital stock outstanding, $.33 1/3 par value, 500,000,000 share authorized) (a)	$9.53
(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	|	15

Statement of Operations

For the year ended September 30, 2008
Investment Income:
Dividends (net of foreign taxes withheld $336,093)	$4,465,232
Interest	2,027
Income from securities lending	585
Total investment income	4,467,844
Expenses:
Investment advisory fee	1,814,422
Professional fees	945,509
Transfer agent fee	895,323
Administration fee	367,244
Directors’ fees and expenses	297,673
Custodian fees	282,862
Chief executive officer expense	157,835
Distribution fees	132,616
Chief compliance officer expense	91,441
Reports to shareholders	91,182
Principle financial officer expense	60,000
Registration fee	40,892
Other expenses	90,627
Total expenses	5,267,626
Less: Expense reimbursement (see Note K)	(197,412)
Net Expenses	5,070,214
Net Investment Loss	(602,370)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Translations
Net realized gain from:
Investments	8,912,482
Foreign currency related transactions	211,759
9,124,241
Net unrealized appreciation (depreciation) on:
Investments	(97,896,341)
Foreign currency related translations	7,219
(97,889,122)
Net Realized and Unrealized Loss on Investment and Foreign Currency Related Translations	(88,764,881)
Net Decrease in Net Assets Resulting from Operations	$(89,367,251)

The accompanying notes are an integral part of the financial statements.

16	|	The Japan Fund, Inc.

Statements of Changes in Net Assets

	For the year ended September 30, 2008	For the year ended September 30, 2007
Operations:
Net Investment Loss	$(602,370)	$(813,887)
Net realized gain on investments and foreign currency related transactions	9,124,241	50,223,434
Net unrealized appreciation (depreciation) on investments and foreign currency related translations	(97,889,122)	(21,876,570)
Net increase (decrease) in net assets resulting from operations	(89,367,251)	27,532,977
Fund share transactions (See Note G):
Proceeds from shares sold	14,296,622	15,162,990
Cost of shares redeemed	(61,937,968)	(107,445,609)
Redemption fees	28,027	37,739
Net decrease in net assets from Fund share transactions	(47,613,319)	(92,244,880)
Decrease in net assets	(136,980,570)	(64,711,903)
Net assets at beginning of year	370,082,919	434,794,822
Net assets at end of year (Including accumulated net investment income (loss) of $521,633 and $(176,291), respectively)	$233,102,349	$370,082,919

The accompanying notes are an integral part of the financial statements.

The Japan Fund, Inc.	|	17

Financial Highlights

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class S

	Years Ended September 30,		Period Ended September 30,		Years Ended December 31,
	2008	2007	2006(a)		2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$12.94	$12.06	$13.24		$10.66	$9.54	$6.07
Income (loss) from investment operations:
Net investment loss(b)	(0.02)	(0.03)	(0.01)		(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.39)	0.91	(1.05)		2.65	1.19	3.57
Total income (loss) from investment operations	(3.41)	0.88	(1.06)		2.58	1.13	3.51
Less dividends and distributions from:
Net investment income	—	—	(0.13)		—	(0.02)	(0.06)
Redemption fees	— (c)	— (c)	0.01		— (c)	0.01	0.02
Net asset value, end of Period	$9.53	$12.94	$12.06		$13.24	$10.66	$9.54
Total return (%)(e)	(26.35)	7.30	(7.91	)**	24.20	11.95	58.10

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	233	370	435		527	445	400
Ratio of expenses before expense reductions (%)	1.69	1.43	1.39	*	1.66	1.49	1.66
Ratio of expenses after expense reductions (%)	1.63 (d)	1.43	1.39	*	1.59	1.39	1.56
Ratio of net investment loss (%)	(0.19)	(0.20)	(0.11	)*	(0.68)	(0.62)	(0.82)
Portfolio turnover rate (%)	95	124	66	**	90	70	80

Amounts designated as “—” are $0 or round to $0.

*	Annualized.

**	Not annualized.

(a)	For the nine months ended September 30, 2006.

(b)	Based on average shares outstanding during the period.

(c)	Amount represents less than $0.01 per share.

(d)	Fund received reimbursement from a third party for certain expenses during the period. See Note K.

(e)	Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

18	|	The Japan Fund, Inc.

Notes to Financial Statements

A. Organization

The Japan Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund seeks long-term capital appreciation through its investment in securities of Japanese issuers and other investments that are tied economically to Japan.

B. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors (the “Board” or each independently a “Director”). The Fund employs a valuation policy that monitors for significant events in securities markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Board. All securities held at year end were fair valued.

The Japan Fund, Inc.	|	19

Notes to Financial Statements (continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of September 30, 2008, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually. Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due to differing treatments of income and gain on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Security Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes.

20	|	The Japan Fund, Inc.

Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon redemption or exchange of Class S Shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the statement of changes in net assets. The Fund reserves the right to modify the term of or terminate this fee at any time.

Commission Recapture. The Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Fund. Commission recapture arrangements are accounted for as realized gains of the Fund. Under these arrangements, the Fund received cash in the amount of $55,877 for the year ended September 30, 2008.

C. Purchases and Sales of Securities

During the year ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $295,628,285 and $343,238,614, respectively.

D. Investment Advisor, Administrator and Other Related Parties

Investment Advisor. Fidelity Management & Research Company (“FMR”) acts as the investment advisor (the “Advisor”) to the Fund pursuant to an Investment Advisory Agreement (the “Agreement”) that was approved by the Fund’s shareholders on August 27, 2002 and became effective on October 7, 2002. Pursuant to the Agreement, FMR is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.60% of the Fund’s average daily net assets not exceeding $200 million; 0.55% of the Fund’s average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund’s average daily net assets in excess of $400 million.

Under the terms of the Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Investment Sub-Advisors. FMR has entered into sub-advisory agreements that were approved by the Fund’s shareholders on August 27, 2002 and became effective on

The Japan Fund, Inc.	|	21

Notes to Financial Statements (continued)

October 7, 2002. The following FMR affiliates assist FMR with investments: Fidelity Investments Japan Limited (“FIJ”), Fidelity Management & Research (U.K.), Inc. (“FMR U.K.”), Fidelity Research & Analysis Company (“FRAC”, formerly Fidelity Management & Research (Far East), Inc.), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L.”) and FMR Co., Inc. (“FMRC”).

FMR compensates FMRC, FMR U.K., FRAC and FIIA, out of the advisory fees it receives from the Fund. FIIA in turn pays FIIA(U.K.)L. and FMRC in turn pays FRAC. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

Effective January 20, 2006, FMR entered into a general research service agreement with FMRC, Fidelity Investments Money Management, Inc. (“FIMM”), and FRAC pursuant to which FRAC may provide general research and instant advisory support services to FRMC and FIMM.

Accounting, Custody, and Administration Agreements. State Street Bank and Trust Company provides administration services as administrator to the Fund (the “Administrator”), pursuant to an Administration Agreement dated October 1, 2007. For its services, the Administrator receives fees calculated daily and paid monthly at an annual rate of 0.12% of average net assets with reductions as average net assets increase to certain levels and subject to certain minimum requirements. The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”), and fund accounting agent to the Fund pursuant to a Master Custodian and Accounting Services Agreement dated October 1, 2007. Mizuho Corporate Bank, Ltd., 6-7 Nihonbashi-Kabutocho, Chuo-Ku, Tokyo, Japan serves as the Fund’s sub-custodian. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

The Administrator has its principal business offices at 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

Other Service Providers. Boston Financial Data Services serves as the Fund’s transfer and dividend-paying agent pursuant to a Transfer Agency Agreement dated October 1, 2007, effective October 8, 2007. Boston Financial Data Services has its principal business offices at Two Heritage Drive, Quincy, MA 02171.

22	|	The Japan Fund, Inc.

Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”) pursuant to a Distribution and Shareholder Services Agreement dated April 26, 2007 and effective on October 1, 2007 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Fund’s shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the 1940 Act. The Fund reimburses the Distributor for fees paid to various institutions for distribution and shareholder services provided to the Fund in an amount up to 0.15% of average daily assets.

Pursuant to a Compliance Services Agreement dated April 26, 2007 (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Anti-Money Laundering Compliance Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Fund. Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Fund. Neither FCS nor FMS has any role in determining the investment policies or which securities are to be purchased or sold by the Fund. Certain officers or employees of FCS and FMS are also officers of the Fund. The Principal Financial Officer is an affiliate of the Distributor due to his ownership interest.

Directors’ and Officers’ Fees and Expenses. The Fund pays each independent Director retainer fees plus specified amounts for attendance at Board and Committee meetings.

Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

Chief Executive Officer. William L. Givens serves as Chief Executive Officer of the Fund. For his services, Mr. Givens receives an annual salary of $135,000.

E. Federal Tax Information

It is the Fund’s intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

The Japan Fund, Inc.	|	23

Notes to Financial Statements (continued)

Under the United States — Japan Tax Treaty (the “Treaty”), as presently in effect, the government of Japan imposes a non-recoverable withholding tax of 7% on dividends earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. As of September 30, 2008, the Fund recorded the following reclassifications primarily due to foreign exchange losses and passive foreign investment company gains to increase (decrease) the accounts listed below:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,300,294	$(1,300,294)

These reclassifications had no impact on net assets or net asset value per share.

During the years ended September 30, 2008 and September 30, 2007 the Fund did not declare any distributions.

As of September 30, 2008, the components of Distributable Earnings on a tax-basis were as follows:

Capital loss carryforwards	$(21,637,801)
Undistributed Ordinary Income	548,618
Post October Losses	(912,539)
Net unrealized depreciation	(32,774,366)

Total	$(54,776,088)

The following summarizes the capital loss carryforwards as of September 30, 2008. These capital loss carryforwards are available to offset future gains.

Expiring in Fiscal Year	Amount
2010	$21,637,801

During the year ended September 30, 2008 the Fund utilized $9,752,511 of capital loss carryforwards to offset capital gains.

24	|	The Japan Fund, Inc.

For Federal income tax purposes, the cost of securities owned at September 30, 2008 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes. These differences are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments held by the Fund at September 30, 2008 were as follows:

Federal tax cost	$262,460,075

Aggregate gross unrealized appreciation	$13,001,898
Aggregate gross unrealized depreciation	(45,778,504)

Net unrealized depreciation	$(32,776,606)

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund asset calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. Accordingly, the Fund implemented FIN 48 on March 31, 2008. Management has evaluated the application of FIN48 and has determined there is no impact on the Fund’s financial statements.

F. Concentration of Market Risk

Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

The Japan Fund, Inc.	|	25

Notes to Financial Statements (concluded)

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,216,344	$14,296,622	1,213,579	$15,162,990
Shares redeemed
Class S	(5,361,061)	$(61,937,968)	(8,649,592)	$(107,445,609)
Redemption fees
Class S	—	$28,027	—	$37,739
Net decrease
Class S	(4,144,717)	$(47,613,319)	(7,436,013)	$(92,244,880)

H. Committed Line of Credit

The Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street Bank & Trust Company. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under the Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the year ended September 30, 2008, there were no borrowings on this Line of Credit.

I. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

J. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

26	|	The Japan Fund, Inc.

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about fund derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

K. Subsequent Events

On August 20, 2008, the stockholders of The Japan Fund, Inc. (the “Fund”) approved an investment management agreement between the Fund and Nomura Asset Management U.S.A. Inc. (“NAM USA”) and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) (NAM USA and NAM Tokyo are jointly referred to as “Nomura”). Pursuant to the terms of the Investment Advisory Agreement dated October 7, 2002, between Fidelity Management & Research Company (“Fidelity”) and the Fund (the “Fidelity Agreement”) the Fund has sent a termination notice to Fidelity. The effective date of the termination of the Investment Advisory Agreement with Fidelity was 12:01 a.m. NYC time on November 1, 2008 (the “Effective Date”). NAM USA has agreed to reimburse certain expenses related to the change in investment manager including but not limited to special board meeting fees and expenses, legal expenses and printing of proxy materials. Due to the change in investment advisor, on November 1, 2008, the composition of the Fund’s portfolio, while still in compliance with the investment objective, has changed significantly from what is presented in the schedule of investments included in this report. NAM USA has its principal business offices at Two Financial Center, Building B, New York, NY 10281.

The Japan Fund, Inc.	|	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Japan Fund, Inc. and the Shareholders of The Japan Fund

We have audited the accompanying statement of assets and liabilities of The Japan Fund, Inc., including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period ended September 30, 2006, and the year ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 have been audited by other auditors, whose report dated February 17, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Inc. as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended, the period ended September 30, 2006, and the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 21, 2008

28	|	The Japan Fund, Inc.

Directors and Officers (Unaudited)

Each Director’s age is in parentheses after his name. Unless otherwise noted, the address of each Director is The Japan Fund, Inc. c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following chart lists Directors as of September 30, 2008.

Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
William L. Givens* (79)
Director, Chairman of the Board and Chief Executive Officer	Director 1978 to present; Chairman of the Board 2000 to present; Chief Executive Officer 2007 to present	President, Twain Associates (management consulting), 1978 to present.	1

The Japan Fund, Inc.	|	29

Directors and Officers (Unaudited) (continued)

Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Atsushi Yoshikawa** (54)
Director	Since 2008	President and Chief Executive Officer, Nomura Asset Management Co., Ltd., April 2008 to present; Senior Managing Director, Nomura Holdings, Inc. from April 2004 to March 2006; Executive Vice President, Clients Services Division, Nomura Asset Management Co., Ltd., April 2005 to March 2008; Executive Managing Director, Clients Services Division, Nomura Asset Management Co., Ltd., April 2004 to March 2005; Senior Managing Director, Co-Head of Investment Banking, Nomura Securities Co., Ltd., June 2003 to March 2004; Member of the Board and Co-Head of Investment Banking, Nomura Securities Co., Ltd., April 2002 to May 2003.	1

*	Effective April 26, 2007, William L. Givens is treated as an “interested director” because he serves as Chief Executive Officer of the Fund.

**	Mr. Yoshikawa is treated as an “interested director” because he is an officer of NAM Tokyo.

30	|	The Japan Fund, Inc.

Non-Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
J. Douglas Azar (62)
Director and Vice Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	1

The Japan Fund, Inc.	|	31

Directors and Officers (Unaudited) (continued)

Non-Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Lynn S. Birdsong (62)
Director	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	1
James A. Firestone (54)
Director	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation 2002-2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004.	1

32	|	The Japan Fund, Inc.

Non-Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Shinji Fukukawa* (76)
Director	2001 to present	Chairman, TEPIA, The Machine Industry Memorial Foundation, December 2005 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (think-tank), December 1988 to present; Executive Advisor, Dentsu Inc. (advertising), July 2002 to October 2005; Chief Executive Officer, Dentsu Institute for Human Studies (think-tank), November 1994 to June 2002.	1
Takeshi Isayama (65)
Director	2005 to present	Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007.	1

The Japan Fund, Inc.	|	33

Directors and Officers (Unaudited) (continued)

Non-Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Yoshihiko Miyauchi (73)
Director	1996 to present	Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to 2008; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.	1

34	|	The Japan Fund, Inc.

Non-Interested Directors

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Osamu Nagayama (61)
Director	2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.	1

*	Mr. Fukukawa retired effective October 31, 2008.

The Japan Fund, Inc.	|	35

Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Fund. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is The Japan Fund, Inc. c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The Chief Executive Officer, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Fund. The following chart lists officers as of September 30, 2008.

Officers

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
William L. Givens (79)
Chief Executive Officer	April 26, 2007 to present	President, Twain Associates (management consulting), 1978 to present.	1
Simon D. Collier+ (47)
Principal Financial Officer and Treasurer*	October 1, 2007 to present	Partner, Foreside Financial Group LLC, April 2005 to present (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company), May 2008 to present; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup, 2003 to 2005.	1
Richard F. Cook, Jr.++ (57)
Chief Compliance Officer*	April 26, 2007 to present	Employee of Foreside Fund Services, LLC, November 2005- January 2006; Director of Foreside Compliance Services LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present.	1

36	|	The Japan Fund, Inc.

Officers

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Nanette K. Chern++ (49)
Anti-Money Laundering Compliance Officer*	October 1, 2007 to present	Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC (the “Distributor”), March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present; Chief Compliance Officer, Reliance Securities, LLC, August 2000 to December 2003; Corporate Counsel and Chief Compliance Officer for broker-dealers, investment advisor and transfer agent to various families of mutual funds, Forum Financial Group, LLC, March 1995 to December 2003.	1
William C. Cox# (42)
Assistant Treasurer**	October 24, 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present; Assistant Vice President, Fund Administration Division, State Street Bank and Trust Company, 1997-2003.	1
Nancy L. Conlin (54)
Secretary**	October 24, 2007 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies, 2004 to 2007; U.S. Chief Counsel, Sun Life Financial, 2002 to 2004.	1

The Japan Fund, Inc.	|	37

Directors and Officers (Unaudited) (concluded)

Officers

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen
Raphael Monroe-Wise (26)
Assistant Secretary	October 24, 2007 to present	Senior Paralegal, Fund Administration Division, State Street Bank and Trust Company, August 2007 to present; Paralegal, BISYS Fund Services, July 2005 to August 2007; Legal Assistant, Rogin, Nassau, Caplan, Lassman & Hirtle, LLC, June 2004 to July 2005.	1

+	The address for Simon D. Collier is Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

++	The address for Richard F. Cook, Jr. and Nanette K. Chern is Foreside Compliance Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

*	The Fund’s Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

#	The address for William C. Cox is State Street Bank and Trust Company, Two Avenue de Lafayette, 4th Floor, Boston, MA 02111.

**	The Fund’s Assistant Treasurer and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

38	|	The Japan Fund, Inc.

Other Information (Unaudited)

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended September 30, 2008. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code, The Japan Fund, Inc. designates $4,543,770 as qualified dividends received by the Fund for the fiscal year ended September 30, 2008.

The Japan Fund, Inc.	|	39

Shareholder Voting Results (Unaudited)

During the 12-month period ended September 30, 2008, the stockholders of the Fund voted on the following proposals, which were approved at a special stockholders meeting held on August 20, 2008. Descriptions of the proposals and number of shares voted are as follows:

1. To approve a new investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”) conditioned upon the approval of proposal 2.

Votes For	Votes Against	Votes Abstaining
10,951,815.51	1,558,318.866	487,854.845

2. To approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”), conditioned upon the approval of proposal 1.

Votes For	Votes Against	Votes Abstaining
10,869,820.63	1,626,784.355	501,380.240

3. To elect one new member (conditioned upon the approval of proposals 1 and 2 above) and reelect one current member to the Board of the Fund each to hold office until his successor is duly elected and qualified.

Nominee	Shares Voted For	Shares Withheld
James A. Firestone	11,218,310.487	1,779,687.733
Atsushi Yoshikawa	11,200,245.802	1,797,752.418

Although the special meeting of stockholders of the Fund held was adjourned until September 30, 2008, to permit further solicitation, insufficient votes were obtained and the following matters were not approved. Descriptions of the proposals and number of shares voted are as follows:

4. To approve an amendment to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and an amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) reducing the number of shares required for a quorum.

Votes For	Votes Against	Votes Abstaining
10,572,016.281	2,884,213.468	676,110.642

5. To approve an amendment to the Charter deleting certain language relating to the classification of shares of stock of the Fund.

Votes For	Votes Against	Votes Abstaining
11,073,145.906	2,185,990.567	873,205.918

40	|	The Japan Fund, Inc.

6. To approve an amendment to the Charter adding a provision relating to the conversion of shares of one class or series into shares of different classes or series.

Votes For	Votes Against	Votes Abstaining
10,810,720.746	2,430,726.448	890,893.197

7. To approve an amendment to the Charter adding a provision generally relating to the fees, charges and expenses imposed on shares of the Fund.

Votes For	Votes Against	Votes Abstaining
10,669,353.367	2,572,552.178	890,436.846

The Japan Fund, Inc.	|	41

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on all investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

42	|	The Japan Fund, Inc.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

The Japan Fund, Inc.	Beginning Account Value 09/30/07	Ending Account Value 09/30/08	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$850.90	1.69%	$7.84
Hypothetical 5% Return	1,000.00	1,016.53	1.69%	8.54

*	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period shown).

The Japan Fund, Inc.	|	43

Approval of Investment Advisory Agreements (Unaudited)

The Board of Directors (the “Board” or “Directors”) is scheduled to meet regularly four times each calendar year. During the fiscal period from September 30, 2007 through September 30, 2008, the Directors conducted eleven (11) meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, four (4) special board meetings, one (1) Fair Value Committee meeting, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings and zero (0) Executive Committee meetings.

Matters bearing on the Fund’s Advisory Agreement and Sub-Advisory Agreements (the “Agreements”) are considered at most, if not all, Board meetings. The Directors regularly receive information relating to the existing Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of the Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Fund, and (c) the economic outlook and general investment outlook in the markets in which the Fund invests. The Directors also regularly receive information regarding (a) performance attribution analysis of the Fund, (b) the Fund’s compliance with prospectus and regulatory requirements, and (c) the allocation of the Fund’s brokerage, including (i) allocations, if any, to brokers affiliated with the Advisor or Sub-Advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At a meeting held on May 28-29, 2008 the Directors, including a majority of the directors who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”) unanimously approved the termination of the Fund’s existing Investment Advisory and Sub-Advisory Agreements with Fidelity Management & Research Company (“FMR”) and its affiliates (collectively with FMR, “Fidelity”), and approved a new Investment Advisory Agreement with Nomura Asset Management U.S.A., Inc. (“NAM USA”), a 24-month contractual fee waiver of 10 basis points, and a new Sub-Advisory Agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo;” collectively, NAM USA and NAM Tokyo are referred to as “Nomura”) and recommended the approval of the Agreements with Nomura to the shareholders of the Fund.

The Directors had previously obtained substantial information regarding Nomura and other investment manager candidates, including: the management, investment performance, organizational structure, operations and investment processes. At prior meetings, with the assistance of an outside consultant and legal counsel, the Directors considered all factors they deemed relevant, including but not limited to: the nature and quality of services to be provided; investment performance relative to appropriate peer groups, other managers and the Tokyo Stock Price Index (“TOPIX”); skills, breadth of experience and capabilities of personnel, including continued employment of key personnel at Nomura; stability of management; comparative data on proposed

44	|	The Japan Fund, Inc.

fees and expenses; marketing and distribution capabilities; potential economies of scale; commitment to providing high levels of support and service to the Fund as an independent entity; potential benefits to Nomura from a proposed relationship to the Fund, including revenues to be derived from services provided to the Fund by the affiliates of Nomura, if any; and potential benefits to Nomura, the Fund and its stockholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In connection with the approval of the Agreements the Directors had requested and evaluated extensive materials, in addition to those referenced above, from Nomura and other sources, including, among other items, (a) an overview of the discretionary services of Nomura, (b) the breadth and experience of Nomura’s investment management and research staff, (c) NAM USA’s and NAM Tokyo’s financial statements for the last two fiscal years, (d) commitments of Nomura to provide investment management services and marketing and distribution support to the Fund, (e) the current Form ADVs of NAM USA and NAM Tokyo, and (f) the compliance program of Nomura. The Board also considered Nomura’s proposed business model in connection with the Fund, including but not limited to the development of multiple share classes and additional series of portfolios to assist with asset gathering with a goal of reducing the expenses of the Fund. The Directors received a memorandum from legal counsel (independent of Nomura) discussing the legal standards for the Directors’ consideration of the proposed approval of the Agreements.

In reaching their determination, the Directors did not identify any particular information that was controlling, and it is likely each Independent Director individually attributed different weights to the various factors he considered.

The Nature, Extent and Quality of the Advisor’s and Sub-Advisors’ Services. The Directors considered the nature and quality of Nomura’s proposed “multi-manager” approach to portfolio management (in which portfolio investments of a fund are allocated between/among two or more individual managers applying different investment styles — value, growth, small-cap, etc.) and compared it with the single manager growth style of the services provided to the Fund by Fidelity, the expertise and investment experience of the investment management personnel who would provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of Nomura. The Board also considered Nomura’s reputation in Japan and in the United States, its financial strength and experience, as well as its

The Japan Fund, Inc.	|	45

Approval of Investment Advisory Agreements (Unaudited) (continued)

access to research services from brokers. In addition, the Directors considered the other direct and indirect benefits to the Fund, such as the Fund’s potential to reduce expenses through the proposed asset gathering arrangements. The Board determined that Nomura’s proposed “multi-manager” investment style, investment expertise and stature in Japan (the investment focus of the Fund), as well as Nomura’s commitment to provide all the services previously provided by Fidelity, was in the best interests of the Fund and its stockholders.

Investment Performance. The Board also compared the Fund’s investment performance during the time Fidelity managed the Fund to the performance of Nomura, other investment managers and to the TOPIX. The Board noted that the Fund’s growth over the last five-year period reviewed by the Board came in two sharp bursts of very high growth. The funds using a “multi-manager” style, including funds managed by Nomura, also had growth spurts, but were not followed by declines as significant as the Fund’s, suggesting that the “multi-manager” style has the potential to produce more stable growth. Although all of the investment manager candidates including Fidelity and Nomura outperformed the benchmark (TOPIX) during the five-year period, Nomura’s pattern of performance was more stable than those of the other firms.

In evaluating Nomura’s prior investment performance, the Board reviewed the performance of the Nomura Japan Equity Strategic Mother Fund (the “Equity Strategic Fund”), a Japanese investment trust that is managed pursuant to the same “multi-manager” investment strategy that is proposed for the Fund. Although the Equity Strategic Fund was formed and managed under the laws and regulations of Japan and although past performance does not indicate future performance, the Board reviewed this information in its evaluation of Nomura’s capabilities and in its study of “multi-manager” funds. Under the multi-manager style employed for the Equity Strategic Fund, separate portfolio managers are responsible for the large-cap value, large-cap growth and small-cap blend strategies; decisions as to the allocation of assets to a particular style are made by a special committee. As indicated above, the Equity Strategic Fund outperformed its benchmark for the five-year period reviewed by the Board. In addition, the Equity Strategic Fund was named the Morningstar “Best Fund of the Year” (Japan Equity Hybrid Category) in 2004 and 2005.

Advisor’s Profits and Costs; Fund’s Expense Ratio. In connection with its review of the proposed Agreements, the Board considered Nomura’s agreement to maintain the same or better terms as contained in the current agreements with Fidelity, including advisory fees (i.e., the fee schedule is the same as Fidelity’s except that

46	|	The Japan Fund, Inc.

Nomura agreed to a contractual fee waiver of 10 basis points for 24 months). It was noted that when the Board reviewed the Fidelity agreements it compared the Fund’s expense ratios to those of a peer group of mutual funds as categorized by Lipper, based on data reported in the most recent annual report of each peer fund. The Fund’s advisory fee was in the second to lowest quartile in its peer group. It was also noted that the proposed fee was lower than that of other funds managed by Nomura. In addition, Nomura agreed to pay the cost of the transition to Nomura, including legal, administrative, proxy and stockholder meeting costs, in order to ensure that the Fund’s stockholders are not in any way detrimentally affected by a change of investment manager from Fidelity to Nomura. The Board also considered the direct and indirect benefits to Nomura from a relationship with the Fund. The Board took into account the various services to be provided to the Fund by Nomura, including services required to manage a portfolio of Japanese securities and reallocation of assets on an ongoing basis. The Board, including the Independent Directors, considered (a) Nomura’s financial condition, (b) the Fund’s expense ratio, (c) the Fund’s existing management fee, and (d) the advisory fee charged to other clients of Nomura for similar services.

Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the proposed management fee was reasonable in relation to the services to be provided and would be in the best interests of the Fund and its stockholders.

Economies of Scale. The Board considered the proposed management fee, noting that it contained breakpoints. When assets increase over the breakpoint levels the management fee rates will be reduced on the incremental assets. The Board also considered Nomura’s willingness to commit its resources to market and distribute the Fund, noting that with the growth of Fund assets the Fund’s fixed expenses would be spread over a greater asset base, reducing the expense ratio for stockholders. In addition, Nomura intends to create additional series, causing the Fund to be administered as part of a larger complex of funds, further spreading some administrative expenses across a broader asset base. As a consequence, the Board determined that the Fund and its stockholders would realize economies of scale with the anticipated growth of assets.

The Board determined that entering into the new Agreements with Nomura is in the best interests of the Fund and its stockholders. The Directors of the Fund unanimously recommended that the shareholders of the Fund vote for the new Agreements with Nomura. On August 20, 2008, a “majority of the outstanding voting securities” (as defined in the 1940 Act) voted affirmatively to approve the new Agreements with Nomura (see the Shareholder Voting Results on page 40).

The Japan Fund, Inc.	|	47

The Japan Fund, Inc. c/o State Street Bank and Trust Company 4 Copley Place 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101

Investment Advisor: Fidelity Management & Research Company 82 Devonshire Street Boston, MA 02109	Chairman and Board of Directors: The Japan Fund, Inc. 4 Copley Place 5th Floor CPH-0326 Boston, MA 02116
Effective November 1, 2008 Nomura Asset Management U.S.A Inc. Two World Financial Center Building B New York, NY 10281

To Obtain More Information:

Call 1-800-53-JAPAN (1-800-535-2726)

or visit us online at www.thejapanfund.com

This material must be preceded or accompanied by a current prospectus.

How to Obtain a Copy of the Fund’s Quarterly Schedule of Portfolio Holdings:

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

How to Obtain a Copy of the Fund’s Proxy Voting Policies:

A description of the guidelines that the Fund or the Fund’s investment advisor uses to vote proxies relating to portfolio securities, as well as how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) by visiting our website at www.thejapanfund.com or (ii) calling us toll-free at 1-800-53-JAPAN (1-800-535-2726); and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Printed on recycled paper.	JPN-AR-001-0908

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, the principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Lynn Birdsong and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $29,000 and $26,500.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $0 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $0 and $4,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $9,000 and $8,500.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2008 and 2007 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2008:	$0
FY 2007:	$0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the Registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): THE JAPAN FUND, INC.

By (Signature and Title):	/s/ William L. Givens
William L. Givens
Chairman of the Board and Chief Executive Officer

Date: December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title):	/s/ William L. Givens
William L. Givens
Chairman of the Board and Chief Executive Officer

Date: December 1, 2008

By (Signature and Title):	/s/ Simon D. Collier
Simon D. Collier
Treasurer and Principal Financial Officer

Date: December 1, 2008